                                                                   EXHIBIT a(2)



                             LETTER OF TRANSMITTAL
                              To Tender Shares of
                                  Common Stock
                                       of
                                UNITED HOME LIFE
                               INSURANCE COMPANY

                       Pursuant to the Offer to Purchase
                              Dated April 8, 1997

                                       of

                              SouthCap Corporation

           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
             INDIANAPOLIS, INDIANA, TIME, ON TUESDAY, MAY 20, 1997,
                          UNLESS THE OFFER IS EXTENDED


                         The Depositary for the Offer:
                                Fifth Third Bank



By Mail:                    By Hand:                    By Overnight Carrier:
Fifth Third Bank            Fifth Third Bank            Fifth Third Bank
Corporate Trust Operations  Corporate Trust Operations  Corporate Trust Operations
Mail Drop 1090F5            15th Floor                  Mail Drop 1090F5
38 Fountain Square Plaza    38 Fountain Square Plaza    38 Fountain Square Plaza
Cincinnati, OH  45263       Cincinnati, OH 45263        Cincinnati, OH  45263



DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders if certificates evidencing Shares (the "Share Certificates") are to be forwarded herewith.

     Shareholders whose Share Certificates are lost, stolen or destroyed or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) and who wish to tender their Shares may do so by executing and returning the enclosed Affidavit of Lost or Missing Stock Certificate (the "Affidavit") along with this Letter of Transmittal to the Depository prior to the Expiration Date. See Instruction 2.




                                          DESCRIPTION OF SHARES TENDERED
    Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as name(s) appear(s)         Shares Certificate(s) and Share(s) Tendered
               on Share Certificate(s))                           (Attach additional list, if necessary)
                                                                              Total Number of
                                                         Share Certificate  Shares Evidenced by      Number of
                                                            Number(s)*      Share Certificate(s)  Shares Tendered

________________________________________                 _________________  _________________     ________________
________________________________________                 _________________  _________________     ________________
________________________________________                 _________________  _________________     ________________
________________________________________                 _________________  _________________     ________________
                                                           Total Shares


*Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4

                    NOTE: SIGNATURE MUST BE PROVIDED BELOW.
                     PLEASE READ THE INSTRUCTIONS SET FORTH
                    IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to SouthCap Corporation, a Tennessee corporation ("Purchaser"), the above-described shares of common stock, par value $1.00 per share (the "Shares"), of United Home Life Insurance Company (the "Company"), pursuant to Purchaser's offer to purchase all the outstanding Shares for $4.50 per share, payable to the seller in cash promptly following the completion of the Offer for each outstanding Share, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 8, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (or orders the registration of such Shares delivered by book-entry transfer) and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after April 8, 1997 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints F. W. Lazenby and Fred G. Frick, and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby that have been accepted for payment by Purchaser prior to the time of any vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and, if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of the Company's shareholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

           SPECIAL PAYMENT INSTRUCTIONS
          (SEE INSTRUCTIONS 1, 5 AND 7)

To be completed ONLY if the check for the              SPECIAL DELIVERY INSTRUCTIONS
purchase price of Shares purchased or  Share            (SEE INSTRUCTION 1, 5 AND 7)
Certificates evidencing Shares not tendered or
not purchased are to be issued in the name of       To be completed ONLY if the check
someone other than the undersigned.                 for the purchase price of Shares
Issue check and/or certificate(s) to:               purchased or Share Certificates
Name  ______________________________                evidencing Shares not tendered or
                  (PLEASE PRINT)                    not purchased are to be mailed to
Address  ____________________________               someone other than the undersigned,
               (INCLUDE ZIP CODE)                   or to the undersigned at an address
                                                    other than that shown under
                                                    "Description of Shares Tendered."

__________________________________________________  Mail check and/or certificate(s) to:
 (TAX  IDENTIFICATION OR SOCIAL SECURITY NUMBER)    Name ____________________________
 (SEE SUBSTITUTE FORM W-9 ON INSICDE BACK COVER)               (PLEASE PRINT)

__________________________________________________  Address __________________________
             (ACCOUNT NUMBER)                               (INCLUDE ZIP CODE)

                                   IMPORTANT
                            SHAREHOLDERS:  SIGN HERE
           (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON INSIDE BACK COVER)
______________________________________________________________________________

______________________________________________________________________________
                          SIGNATURE(S) OF HOLDER(S)


Dated:  _______________, 1997

       (Must be signed by registered holder(s) exactly as such registered holder(s) appear(s) on Share Certificates. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)


Name(s): ______________________________________________________________________
_______________________________________________________________________________
                                 (PLEASE PRINT)


Capacity (full title): ________________________________________________________

Address: ______________________________________________________________________

_______________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.: __________________________________________________
Taxpayer Identification or Social Security No.: _______________________________

                 (SEE SUBSTITUTE FORM W-9 ON INSIDE BACK COVER)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)
STATE OF __________)

COUNTY OF__________)

       Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared ___________________________________ the within named bargainor, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who acknowledged that he/she executed the within instrument for the purposes therein contained.

       Witness my hand and seal, at office in _______________, _____________, this ____ day of ___________, 19_____.



                                 ----------------------------------------------
                                                 Notary Public
My Commission Expires:

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

INSTRUCTION 1. Guarantee of Signatures. If this Letter of Transmittal is signed by any party other than the registered holder(s) of the Shares, then signatures on this Letter of Transmittal must be notarized.

INSTRUCTION 2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used when Share Certificates are forwarded herewith. Share Certificates evidencing all physically tendered Shares and any other documents required by this Letter of Transmittal, MUST BE RECEIVED by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are lost, stolen or destroyed or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure, a properly completed and duly executed Affidavit of Lost or Missing Stock Certificate in the form included herewith must be received by the Depositary prior to the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

INSTRUCTION 3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

INSTRUCTION 4. Partial Tenders. If fewer than all of the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

INSTRUCTION 5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s).

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

INSTRUCTION 6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Shares Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

INSTRUCTION 7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed.

INSTRUCTION 8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent, D.F. King & Co., Inc., at 77 Water Street, New York, New York 10005, (212) 269-5550 (collect) or (800) 848-3374 (toll free). Additional copies of the Offer to Purchase, this Letter of Transmittal and the Affidavit of Lost or Missing Stock

Certificate may be obtained from the Information Agent or from SouthCap Corporation at 211 Seventh Avenue, North, 4th Floor, Nashville, Tennessee 37219.

INSTRUCTION 9. Substitute Form W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

     Important: This Letter of Transmittal (or facsimile hereof), properly completed and duly executed, or a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary prior to the Expiration Date (as defined in the Offer to Purchase).


                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31% (as described below).

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 may be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b) that
(i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For," in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

       SUBSTITUTE         PART 1 - Taxpayer Identification Number
        FORM W-9
    Department of the     For all accounts, enter taxpayer
    Treasury Internal     identification number in the box at
     Revenue Service      right.  (For most individuals, this is
                          your social security number.  If you do
                          not have a number, see "Obtaining a         ____________________
                          Number" in the enclosed Guidelines.)            SOCIAL SECURITY NUMBER
                          Certify by signing and dating below.        OR ________________
                          Note:  If the account is in more than one   EMPLOYER IDENTIFICATION
                          name, see the chart in the enclosed                     NUMBER
                          Guidelines to determine which number to            (If awaiting TIN
                          give the payer.                                  write "Applied For")
   Payer's Request for
 Taxpayer Identification   PART II -- For Payees Exempt from Backup Withholding, see the enclosed
      Number (TIN)         Guidelines and complete as instructed therein.


CERTIFICATION -- Under penalties of perjury, I certify that:
(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)  I am not subject to backup withholding either because I have not been notified by the Internal
Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (See also instructions in the enclosed Guidelines.)
SIGNATURE  _______________________________________    DATE ___________, 1997

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

                          ---------------------------

                    The Information Agent for the Offer is.


                             D.F. King & Co., Inc.
                                77 Water Street
                              New York, NY  10005
                         (212) 269-5550 (Call Collect)
                           (800) 848-3374 (Toll-free)

                                ----------------

                                 April 8, 1997